Exhibit 10.1

DATED 19 May 2014

STARBEV NETHERLANDS BV and MOLSON COORS NETHERLANDS BV
as Borrowers
arranged by
UNICREDIT BANK CZECH REPUBLIC AND SLOVAKIA, A.S. (FORMERLY UNICREDIT BANK CZECH REPUBLIC, A.S.) and CITIBANK EUROPE PLC, ORGANIZAČNÍ SLOŽKA as Mandated Lead Arrangers
with
UNICREDIT BANK AG, LONDON BRANCH
acting as Agent

AMENDMENT AGREEMENT RELATING TO AMENDED AND RESTATED AGREEMENT IN RESPECT OF A EUR 150,000,000 UNSECURED UNCOMMITTED REVOLVING CREDIT FACILITIES AGREEMENT

THIS AGREEMENT is dated 19 May 2014 and made
BETWEEN:

(i)
STARBEV NETHERLANDS B.V., a private limited liability company (besloten vennootschap met beperkte aansprakeliikheid) incorporated under Dutch law, having its official seat (statuaire zetel) in Amsterdam, the Netherlands and having its registered office address at Naritaweg 165, 1043BW, Amsterdam, the Netherlands, registered with the trade register of the chamber of commerce in Amsterdam, the Netherlands under number 34362656 as a borrower;

(ii)
MOLSON COORS NETHERLANDS B.V., a private limited liability company (besloten vennootschap met beperkte aansprakeliikheid) incorporated under Dutch law, having its official seat (statuaire zetel) in Amsterdam, the Netherlands and having its registered office address at Naritaweg 165, 1043BW, Amsterdam, the Netherlands, the Netherlands, registered with the trade register of the chamber of commerce in Amsterdam, the Netherlands, under number 55268390 as a borrower (together with Starbev Netherlands B.V. the “Borrowers”);

(iii)
MOLSON COORS BREWING COMPANY, a Delaware corporation with its executive offices at 1225 17th Street, Suite 3200, Denver, Colorado, USA 80202 and 1555 Notre Dame Street East, Montréal, Québec, Canada H2L 2R5 as guarantor (the “Guarantor”);

(iv)
UNICREDIT BANK CZECH REPUBLIC AND SLOVAKIA, A.S. (FORMERLY UNICREDIT BANK CZECH REPUBLIC, A.S.) and CITIBANK EUROPE PLC, operating in the Czech Republic through CITIBANK EUROPE PLC, ORGANIZAČNÍ SLOŽKA as mandated lead arrangers (whether acting individually or together the “Arranger”);

(v)	THE FINANCIAL INSTITUTIONS listed in Schedule 1 (The Original Lenders) as lenders (the “Original Lenders”); and

(vi)	UNICREDIT BANK AG, LONDON BRANCH as agent of the other Finance Parties (the “Agent”).
IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions
In this Agreement:
"Amended Agreement" means the Restated Facility Agreement, as amended by this Agreement.
"Restated Facility Agreement" means the EUR 150,000,000 unsecured uncommitted revolving facilities agreement made between, amongst others, the Borrowers, the

Guarantor and the Arranger, as amended and restated by the amendment and restatement agreement dated 9 September 2013.

1.2	Incorporation of defined terms

(a)	Unless a contrary indication appears, a term defined in the Restated Facility Agreement has the same meaning in this Agreement.

(b)	The principles of construction set out in the Restated Facility Agreement shall have effect as if set out in this Agreement.

1.3	Clauses
In this Agreement any reference to a "Clause", "Article" or a "Schedule" is, unless the context otherwise requires, a reference to a Clause, Article or a Schedule to this Agreement.

1.3	Third party rights
A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Agreement.

1.4	Designation
In accordance with the Restated Facility Agreement, each of the Obligors and the Agent designates this Agreement as a Finance Document.

2.	AMENDMENT

2.2	Amendment to Definition of Permitted Financial Indebtedness
With effect from the date of this Agreement, the definition of “Permitted Financial Indebtedness” in Clause 1.1 (Definitions) related to subsection (a) shall be deleted and replaced in its entirety by the following definition:

“(a)	arising with respect to factoring transactions (on a recourse basis) not exceeding EUR 40,000,000 at any time;”

2.3	Amendment to Schedule 7 (Timetables)
With effect from the date of this Agreement, Schedule 7 (Timetables) shall be deleted and replaced in its entirety by the following:
“SCHEDULE 7
TIMETABLES
Part 1
Loans

Delivery of a duly completed Utilisation Request (Clause 5.1 (Delivery of a Utilisation Request))	U-3 9.30 am
The Agent notifies the Lenders of the requested Loan in accordance with Clause 5.4 (Lenders’ participation)	U-3 Noon
The Lenders notify the Agent of their intention to participate in the Utilisation	U-1 9.30 am
The Agent notifies the Lenders and the Borrowers of the Lenders participating in the Utilisation	U-1 Noon
EURIBOR is fixed	Quotation Day as of 11.00 a.m. in respect of EURIBOR

“U”        =    date of utilisation.
“U – X”    =    X Business Days prior to date of utilisation.”

3.	CONTINUITY AND FURTHER ASSURANCE

3.1	Continuing obligations
The provisions of the Restated Facility Agreement and the other Finance Documents shall, save as amended by this Agreement, continue in full force and effect.

3.2	Confirmation of Guarantee Obligations
For the avoidance of doubt, the Guarantor confirms for the benefit of the Lenders that all guarantee obligations owed by it under the Amended Agreement shall remain in full force and effect notwithstanding the amendments referred to in Clause 2 above.

3.3	Repeating Representations
Each Obligor hereby makes the Repeating Representations to each Finance Party on the date of this Agreement.

4.	MISCELLANEOUS

4.1	Counterparts
This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

4.2	Governing Law

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.
4.3    Enforcement
The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute relating to the existence, validity or termination of this Agreement or any non‑contractual obligation arising out of or in connection with this Agreement) (a “Dispute”).
The Parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary.
This Clause 4.3 is for the benefit of the Finance Parties only. As a result, no Finance Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Finance Parties may take concurrent proceedings in any number of jurisdictions.
This Agreement has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE 1
THE ORIGINAL LENDERS

Name of Original Lender
UNICREDIT BANK CZECH REPUBLIC AND SLOVAKIA, A.S. (FORMERLY UNICREDIT BANK CZECH REPUBLIC, A.S.)
CITIBANK EUROPE PLC, ORGANIZAČNÍ SLOŽKA

SIGNATURES
THE BORROWERS

By: STARBEV NETHERLANDS B.V.	/s/ E. Lee Reichert By: E. Lee Reichert Title: Director /s/ J.P.V.G. Visser By: J.P.V.G. Visser Title: Director

By: MOLSON COORS NETHERLANDS B.V.	/s/ E. Lee Reichert By: E. Lee Reichert Title: Director B /s/ J.P.V.G. Visser By: J.P.V.G. Visser Title: Director A

The Guarantor Executed as a Deed By: MOLSON COORS BREWING COMPANY	/s/ E. Lee Reichert By: E. Lee Reichert Title: Deputy General Counsel and Assistant Secretary

The Arrangers

UNICREDIT BANK CZECH REPUBLIC AND SLOVAKIA, A.S.	/s/ Michal Barta By: Michal Barta Title: Authorised Representative /s/ Stepan Matekjka By: Stepan Matekjka Title: Authorised Representative
CITIBANK EUROPE PLC PRESENT when the Common Seal of Citibank Europe plc was affixed to this deed and this deed was delivered:	/s/ Tony Woods By: Tony Woods Title: Director /s/ Deirdre Pepper By: Deirdre Pepper Title: Company Secretary
The Agent

UNICREDIT BANK AG, LONDON BRANCH	/s/ Gillian Akhurst By: Gillian Akhurst Title: Director /s/ Russell Winston By: Russell Winston Title: Associate Director

The Lenders

UNICREDIT BANK CZECH REPUBLIC AND SLOVAKIA, A.S.	/s/ Michal Barta By: Michal Barta Title: Authorised Representative /s/ Stepan Matekjka By: Stepan Matekjka Title: Authorised Representative
CITIBANK EUROPE PLC PRESENT when the Common Seal of Citibank Europe plc was affixed to this deed and this deed was delivered:	/s/ Tony Woods By: Tony Woods Title: Director /s/ Deirdre Pepper By: Deirdre Pepper Title: Company Secretary